Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

NOTE 7. Income Taxes

Income Before Income Taxes

(Millions)	2012	2011	2010
United States	$2,902	$2,516	$2,778
International	3,449	3,515	2,977
Total	$6,351	$6,031	$5,755

Provision for Income Taxes

(Millions)	2012	2011	2010
Currently payable
Federal	$743	$431	$837
State	75	51	73
International	918	861	796
Deferred
Federal	(3)	181	55
State	10	12	43
International	97	138	(212)
Total	$1,840	$1,674	$1,592

Components of Deferred Tax Assets and Liabilities

(Millions)	2012	2011
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$115	$96
Product and other claims	161	155
Miscellaneous accruals	137	133
Pension costs	969	1,183
Stock-based compensation	415	483
Net operating/capital loss carryforwards	304	392
Foreign tax credits	285	286
Inventory	189	174
Other - net	18	―
Gross deferred tax assets	2,593	2,902
Valuation allowance	(29)	(82)
Total deferred tax assets	$2,564	$2,820

Deferred tax liabilities:
Product and other insurance receivables	$(60)	$(63)
Accelerated depreciation	(858)	(745)
Intangible amortization	(808)	(799)
Other	―	(84)
Total deferred tax liabilities	$(1,726)	$(1,691)

Net deferred tax assets	$838	$1,129

The net deferred tax assets are included as components of Other Current Assets, Other Assets, Other Current Liabilities, and Other Liabilities within the Consolidated Balance Sheet. See Note 4 “Supplemental Balance Sheet Information” for further details.

As of December 31, 2012, the Company had tax effected federal, state, and international operating loss, capital loss, and tax credit carryovers of approximately $43 million, $11 million, and $250 million (before valuation allowances), respectively. The federal tax attribute carryovers will expire after seventeen to nineteen years, the state after five to ten years, and the majority of international after seven years with the remaining international expiring in one year or with an indefinite carryover period. The tax attributes being carried over arise as certain jurisdictions may have tax losses or may have inabilities to utilize certain losses without the same type of taxable income. The Company has provided $29 million of valuation allowance against certain of these deferred tax assets based on management's determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized. The valuation allowance was reduced in 2012 due to the closure of audits with certain taxing authorities.

During 2012, the Company contributed $1.079 billion to its U.S. and international pension plans and $67 million to its postretirement plans. During 2011, the Company contributed $517 million to its U.S. and international pension plans and $65 million to its postretirement plans. During 2010, the Company contributed $556 million to its U.S. and international pension plans and $62 million to its postretirement plans. The current income tax provision includes a benefit for the pension contributions; the deferred tax provision includes a cost for the related temporary difference.

Reconciliation of Effective Income Tax Rate

	2012	2011	2010
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes - net of federal benefit	0.9	0.7	1.2
International income taxes - net	(4.2)	(4.6)	(7.1)
U.S. research and development credit	―	(0.5)	(0.2)
Reserves for tax contingencies	(1.9)	(1.2)	(0.5)
Medicare Modernization Act, one-time charge	―	―	1.5
Domestic Manufacturer's deduction	(1.2)	(1.5)	(1.4)
All other - net	0.4	(0.1)	(0.8)
Effective worldwide tax rate	29.0%	27.8%	27.7%

The effective tax rate for 2012 was 29.0 percent, compared to 27.8 percent in 2011, an increase of 1.2 percentage points. Various factors increased or decreased the effective tax rate when compared to the same periods last year. The primary factors that increased the Company's effective tax rate year-on-year include international taxes, specifically with respect to the corporate reorganization of a wholly owned international subsidiary (which benefited 2011), state income taxes, lower domestic manufacturer's deduction, and the lapse of the U.S. research and development credit. These and other factors, when compared to 2011, increased the 2012 effective tax rate by 2.1 percentage points. Factors that decreased the Company's effective tax rate year-on-year include international taxes as a result of changes to the geographic mix of income before taxes and adjustments to its income tax reserves. These factors, when compared to last year, decreased the effective tax rate 0.9 percentage points.

On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law. Included in this Act was the extension of the research and development credit for years 2012 and 2013. As this Act was enacted during 2013, the impacts of this law are not included in the 2012 financial results. The Company anticipates a beneficial impact on the effective tax rate in 2013 for both the 2012 and 2013 research and development credit.

The effective tax rate for 2011 was 27.8 percent, compared to 27.7 percent in 2010, an increase of 0.1 percentage points. The year-on-year change in international income taxes increased the effective tax rate for 2011 when compared to 2010 by approximately 2.5 percentage points, which includes a partial offsetting benefit from the corporate reorganization of a wholly owned international subsidiary in 2011. This 2.5 percentage point net increase was due primarily to certain 2010 tax benefits, which did not repeat in 2011, related to net operating losses partially offset by a valuation allowance resulting from the 2010 corporate alignment transactions that allowed the Company to increase its ownership of a foreign subsidiary. These transactions are described in the section of Note 5 entitled "Purchase and Sale of Subsidiary Shares and Transfers of Ownership Interest Involving Non-Wholly Owned Subsidiaries". Other significant items impacting the year-on-year comparison include a one-time 2010 income tax charge of $84 million (discussed further below), which benefited the 2011 tax rate when compared to 2010 by 1.5 percentage points, as this charge did not repeat in 2011. The Company's effective tax rate also benefited during 2011 when compared to 2010 by approximately 0.7 percentage points from adjustments to its income tax reserves.

Under a Federal program (Medicare Modernization Act) that was established to encourage companies to provide retiree prescription drug coverage, many companies, including 3M, received a tax-advantaged subsidy. The tax advantage of the subsidy was eliminated by the Patient Protection and Affordable Care Act (H.R. 3590), including modifications included in the Health Care and Education Reconciliation Act of 2010 (collectively, the "Act'), which were enacted in March 2010. Although the elimination of this tax advantage does not take effect until 2013 under the Act, 3M was required to recognize the full accounting impact in its financial statements in the period in which the Act was enacted. Because future anticipated retiree health care liabilities and related tax subsidies are already reflected in 3M's financial statements, the change in law resulted in a reduction of the value of the company's deferred tax asset related to the subsidy. This reduction in value resulted in a one-time non-cash income tax charge to 3M's earnings in 2010 of approximately $84 million, or 12 cents per diluted share.

The Company files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004.

The IRS completed its field examination of the Company's U.S. federal income tax returns for the years 2005 through 2007 in the fourth quarter of 2009. The Company protested certain IRS positions within these tax years and entered into the administrative appeals process with the IRS during the first quarter of 2010. During the first quarter of 2010, the IRS completed its field examination of the Company's U.S. federal income tax return for the 2008 year. The Company protested certain IRS positions for 2008 and entered into the administrative appeals process with the IRS during the second quarter of 2010. During the first quarter of 2011, the IRS completed its field examination of the Company's U.S. federal income tax return for the 2009 year. The Company protested certain IRS positions for 2009 and entered into the administrative appeals process with the IRS during the second quarter of 2011. During the first quarter of 2012, the IRS completed its field examination of the Company's U.S. federal income tax return for the 2010 year. The Company protested certain IRS positions for 2010 and entered into the administrative appeals process with the IRS during the second quarter of 2012. In December 2012, the Company received a statutory notice of deficiency for the 2006 year. The Company intends to file a petition in Tax Court in the first quarter of 2013.

Currently, the Company is under examination by the IRS for its U.S. federal income tax returns for the years 2011, 2012, and 2013. It is anticipated that the IRS will complete its examination of the Company for 2011 by the end of the second quarter of 2013, for 2012 by the end of the first quarter of 2014, and for 2013 by the end of the first quarter of 2015. As of December 31, 2012, the IRS has not proposed any significant adjustments to the Company's tax positions for which the Company is not adequately reserved.

During the first quarter of 2010, the Company paid the agreed upon assessments for the 2005 tax year. During the second quarter of 2010, the Company paid the agreed upon assessments for the 2008 tax year. During the second quarter of 2011, the Company received a refund from the IRS for the 2004 tax year. During the first quarter of 2012, the Company paid the agreed upon assessments for the 2010 tax year. Payments relating to other proposed assessments arising from the 2005 through 2013 examinations may not be made until a final agreement is reached between the Company and the IRS on such assessments or upon a final resolution resulting from the administrative appeals process or judicial action. In addition to the U.S. federal examination, there is also limited audit activity in several U.S. state and foreign jurisdictions.

3M anticipates changes to the Company's uncertain tax positions due to the closing of various audit years mentioned above. Currently, the Company is not able to reasonably estimate the amount by which the liability for unrecognized tax benefits will increase or decrease during the next 12 months as a result of the ongoing income tax authority examinations.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:

Federal, State and Foreign Tax

(Millions)	2012	2011	2010
Gross UTB Balance at January 1	$594	$622	$618

Additions based on tax positions related to the current year	80	92	128
Additions for tax positions of prior years	114	69	142
Reductions for tax positions of prior years	(120)	(123)	(161)
Settlements	(50)	9	(51)
Reductions due to lapse of applicable statute of limitations	(90)	(75)	(54)

Gross UTB Balance at December 31	$528	$594	$622

Net UTB impacting the effective tax rate at December 31	$185	$295	$394

The total amount of UTB, if recognized, would affect the effective tax rate by $185 million as of December 31, 2012, $295 million as of December 31, 2011, and $394 million as of December 31, 2010. The ending net UTB results from adjusting the gross balance for items such as Federal, State, and non-U.S. deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Current Assets, Other Assets, Accrued Income Taxes, and Other Liabilities within the Consolidated Balance Sheet.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately $12 million, $1 million, and $9 million of benefit in 2012, 2011, and 2010, respectively. At December 31, 2012 and December 31, 2011, accrued interest and penalties in the consolidated balance sheet on a gross basis were $44 million and $56 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

As a result of certain employment commitments and capital investments made by 3M, income from manufacturing activities in China, Taiwan, Korea, Brazil, and Singapore is subject to reduced tax rates or, in some cases, is exempt from tax for years through 2013, 2016, 2018, 2023, and 2023, respectively. The income tax benefits attributable to the tax status of these subsidiaries are estimated to be $64 million (9 cents per diluted share) in 2012, $77 million (11 cents per diluted share) in 2011, and $69 million (10 cents per diluted share) in 2010.

The Company has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. These earnings relate to ongoing operations and were approximately $8.6 billion as of December 31, 2012. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the income tax liability that would be payable if such earnings were not indefinitely reinvested.